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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) NOVEMBER 4, 1996.


                                    GYNECARE, INC.
                 ----------------------------------------------------
                (Exact name of registrant as specified in its charter)


              Delaware                                     94-3197941
          ---------------------------------------------------------------
         (State or other jurisdiction  (Commission        (IRS Employer
            of incorporation)          File Number)     Identification No.)


         235 Constitution Drive, Menlo Park, California 94025
       ---------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)


          Registrant's telephone number, including area code (415) 614-2500
                                                             --------------

             -----------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

    On November 4, 1996, Gynecare, Inc. (the "Company") issued a press release with respect to the approval by the U.S. Food and Drug Administration of the Company's application for 510(k) approval of its VersaPoint product, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS.

         99.1  Press Release dated November 4, 1996.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GYNECARE, INC.



                                       /s/ MALCOLM M. FARNSWORTH, JR.
                                       ----------------------------------
                                       Malcolm M. Farnsworth, Jr.
                                       Vice President, Finance and
                                       Chief Financial Officer (Principal
                                       Financial Officer), Secretary

                                       Date:  November 11, 1996


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                                    GYNECARE, INC.

                              CURRENT REPORT ON FORM 8-K

                                  INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------

99.1               Press Release dated November 4, 1996.


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